Exhibit 99.1

PRESS RELEASE March 21, 2023

5E ADVANCED MATERIALS APPOINTS EXPERIENCED GLOBAL EXECUTIVE AS CEO

HIGHLIGHTS

•	5E Advanced Materials appoints, an experienced global executive, Ms. Susan Seilheimer Brennan as Chief Executive Officer (CEO)

•	Prior to her appointment at 5E Advanced Materials, Ms. Brennan was President and CEO of NYSE-listed Romeo Power (NYSE:RMO), a leader in advanced electrification solutions for commercial vehicles

•	This appointment is an integral part of the 5E Advanced Materials business strategy to become a globally significant producer of boron and lithium

5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) (“5E” or the “Company”), a boron and lithium company with U.S. government Critical Infrastructure designation for its 5E Boron Americas (Fort Cady) Complex, is pleased to advise that it has appointed Ms. Susan Seilheimer Brennan as the Company’s new Chief Executive Officer commencing April 24, 2023.

Ms. Brennan has an extensive global leadership background, particularly in the battery technology and electric vehicle industries. Most recently, as the CEO of NYSE listed Romeo Power (NYSE: RMO), she was responsible for leading an organization which developed a suite of battery technology products designed for commercial vehicles. She also led the successful sale of Romeo Power to Nikola Corporation, a provider of zero-emissions transportation and energy infrastructure solutions. Prior to her role at Romeo Power, Ms. Brennan was the COO of Bloom Energy, a leader in fuel cell technology, that completed a successful IPO after the leadership team grew the business to almost $1B USD.

Ms. Brennan has had extensive experience in successful project delivery and operations, including Director of Manufacturing Operations for Ford Motor Company, and then at Nissan North America, as Vice President of Manufacturing. Earlier in her career Ms. Brennan had experience with chemical process development at Hoechst Celanese.

Ms. Brennan holds a Bachelor of Science from University of Illinois-Champaign-Urbana and a Master of Business Administration from University of Nebraska at Omaha. She is a Non-executive Director of Senior PLC, Founder and Board member of the Southern Automotive Women’s Forum and a former advisor of The Pathways Group at Stanford University. Ms Brennan is also an advisor to the Dean of Engineering at University of California at Long Beach, as well as Ambassador for DoE flagship C3E program – Clean Energy, Education and Empowerment.

As CEO, Ms. Brennan will lead all facets of the Company as it progresses its business strategy to become a fully integrated globally significant producer of boron, lithium and advanced materials based in the United States of America.

The Company’s Principal Executive Officer, Mr. Anthony Hall, will commence an immediate process, aided by Chairman, Mr. David Salisbury, to transition the CEO function to Ms. Brennan and ensure a quick and effective handover.

Commenting on Susan’s appointment, David Salisbury, 5E Advanced Materials Chairman noted:

“We are delighted with the appointment of Ms. Brennan as CEO, she has an ideal mix of leadership experience across large and small company operations, substantial hands-on results at pre-revenue business buildout and delivering successful outcomes for all stakeholders. The Board of 5E ran a rigorous process to ensure we were able to secure the best possible CEO to progress the Company’s strategy forward to become a fully integrated, globally significant producer of boron and lithium.

We look forward to working with Susan and the broader senior management team to deliver positive outcomes for our shareholders and broader stakeholders.”

About 5E Advanced Materials, Inc.

5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) is focused on becoming a vertically integrated global leader and supplier of boron specialty and advanced materials, complemented by lithium co-product production. The Company’s mission is to become a supplier of these critical materials to industries addressing global decarbonization, food and domestic security. Boron and lithium products will target applications in the fields of electric transportation, clean energy infrastructure, such as solar and wind power, fertilizers, and domestic security. The business strategy and objectives are to develop capabilities ranging from upstream extraction and product sales of boric acid, lithium carbonate and potentially other co-products, to downstream boron advanced material processing and development. The business is based on our large domestic boron and lithium resource, which is located in Southern California and designated as Critical Infrastructure by the Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency.

Forward Looking Statements and Disclosures

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this press release regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in this press release, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependant on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; and other risks. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be place on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this press release.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K filed on September 28, 2022, as well as our Forms 10-Q filed on November 10, 2022 and February 9, 2023. Additional risks are also disclosed by 5E in its filings with the U.S. Securities and Exchange Commission throughout the year as well as in its filings under the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, 5E expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, 5E undertakes no obligation to comment on third party analyses or statements regarding 5E’s actual or expected financial or operating results or its securities.

Authorized for release by: David Salisbury, Chairman of the Board of Directors

For further information contact:

J.T. Starzecki Chief Marketing Officer jstarzecki@5eadvancedmaterials.com Ph: +1 (612) 719-5076	Chris Sullivan Media chris@craftandcapital.com Ph: +1 (917) 902-0617